U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 15, 1999

                              Frederick Brewing Co.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Maryland                        0-27800                  52-1769647
----------------------------       ----------------          -------------------
(State or other jurisdiction       (Commission File            (IRS Employer
    of incorporation)                  Number)               Identification No.)

4607 Wedgewood Boulevard
Frederick, Maryland                                                21703
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(Address of principal executive offices)                         (Zip Code)

                    (301) 694-7899
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         (Registrant's telephone number, including area code)

The Exhibit Index is located at page 3.
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Item 4.  Changes in Registrant's Certifying Accountant.

                  On October 15, 1999, the Registrant, Frederick Brewing Co. (the "Company"), dismissed its independent accountant, BDO Seidman, LLP ("BDO") effective immediately. BDO had served as the Company's independent accountant and auditor since December 8, 1998. None of the reports of BDO on the financial statements during its engagement contained an adverse opinion or disclaimer of opinion, or was modified as to audit scope or accounting principles. The report issued by BDO on the Company's Form 10-KSB for the year ending December 31, 1998 contained an explanatory paragraph regarding the Company's ability to continue as a going concern. During the Company's engagement of BDO, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BDO's satisfaction would have caused BDO to make reference to the subject matter of the disagreement in connection with its report. The Company has requested that BDO furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as an exhibit to this report.

                  On October 15, 1999, the Company engaged
PricewaterhouseCoopers, LLP ("PWC") to serve as the Company's independent accountant and auditor for future periods. Prior to December 7, 1998, PWC had served as the Company's independent accountant. Except for consultation with the Company during PWC's prior engagement with the Company, during the Company's two most recent fiscal years and the subsequent interim period preceding this engagement of PWC, neither the Company nor anyone on its behalf has consulted with PWC regarding the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

                  The Company's dismissal of BDO and engagement of PWC was approved and ratified by the Company's Board of Directors.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

                  The following exhibits are filed herewith:

Exhibit No.                                 Description
-----------                                 -----------

16.1 Letter of BDO Siedman, LLP, dated October 21, 1999, to the U.S. Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FREDERICK BREWING CO.


                                            By:
                                                -------------------------------
                                                   James M. Gehrig
                                                   Chief Financial Officer


October 22,  1999

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

                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION
-------           -----------

16.1 Letter of BDO Siedman, LLP, dated October 21, 1999, to the U.S. Securities and Exchange Commission.

                                        3